                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes Robert E. Lowder, Young J. Boozer, III, and W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

     Hereby executed by the following persons in the capacities indicated on January 20, 1999, in Montgomery, Alabama.


/s/ Robert E. Lowder                    Chairman of the Board
------------------------------          and Chief Executive Officer
Robert E. Lowder


/s/ Lewis Beville                       Director
------------------------------
Lewis Beville


/s/ William Britton                     Director
------------------------------
William Britton


/s/ Jerry J. Chesser                    Director
------------------------------
Jerry J. Chesser


/s/ Augustus K. Clements, III           Director
------------------------------
Augustus K. Clements, III


/s/ Robert Craft                        Director
------------------------------
Robert Craft


------------------------------          Director
Patrick F. Dye


/s/ James L. Hewitt                     Director
------------------------------
James L. Hewitt


/s/Clinton Holdbrooks                  Director
---------------------------------
Clinton Holdbrooks


/s/Harold D. King                      Director
---------------------------------
Harold D. King


/s/John Ed Mathison                    Director
---------------------------------
John Ed Mathison


/s/Milton E. McGregor                  Director
---------------------------------
Milton E. McGregor


/s/John C. H. Miller, Jr.
---------------------------------      Director
John C. H. Miller, Jr.


                                       Director
---------------------------------
Joe D. Mussafer


/s/William B. Powell, III              Director
---------------------------------
William B. Powell, III


/s/Jack H. Rainer                      Director
---------------------------------
Jack H. Rainer


/s/James W. Rane                       Director
---------------------------------
James W. Rane


/s/Frances B. Roper                    Director
---------------------------------
Frances B. Roper


/s/ Simuel Sippial            Director
------------------
Simuel Sippial



/s/ Ed V. Welch               Director
------------------
Ed V. Welch